UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06499

Name of Fund:	BlackRock MuniYield California Fund, Inc. (MYC)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield California Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2022

Date of reporting period: 01/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”)amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

January 31, 2022

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Fund Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
MYC	$0.270000	$0.035500	$0.080970	$—	$0.386470	70%	9%	21%	—%	100%

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

2	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of January 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, rapid changes in consumer spending led to supply constraints and elevated inflation.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined slightly, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets also gained, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose significantly during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, the improving economy assuaged credit concerns and led to positive returns for high-yield corporate bonds, outpacing the modest negative return of investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”) maintained accommodative monetary policy during the reporting period by keeping near-zero interest rates. However, the Fed’s tone shifted late in the period, as it reduced its bond-buying program and raised the prospect of higher rates in 2022. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy. Sanctions on Russia and general wartime disruption are likely to drive already-high commodity prices even further upwards, and we have already seen spikes in energy and metal markets. While this will exacerbate inflationary pressure, it could also constrain economic growth, making the Fed’s way forward less clear. Its challenge will be combating inflation without stifling a recovery that is now facing additional supply shocks.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	3.44%	23.29%
U.S. small cap equities (Russell 2000® Index)	(8.41)	(1.21)
International equities (MSCI Europe, Australasia, Far East Index)	(3.43)	7.03
Emerging market equities (MSCI Emerging Markets Index)	(4.59)	(7.23)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.04
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.87)	(4.43)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(3.17)	(2.97)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.56)	(1.22)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(1.55)	2.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Municipal Market Overview  For the Reporting Period Ended January 31, 2022

Municipal Market Conditions

Municipal bonds posted modestly negative total returns during the period amid rising interest rates spurred by strong economic growth and above trend inflation, waning COVID-19 variant fears, and hawkish Fed monetary policy expectations. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated positive excess returns versus duration matched U.S. Treasuries. However, the market faced several bouts of volatility, including temporary valuation-based market corrections in February 2021 and January 2022. Shorter duration and lower credit quality strategies outperformed.

Technical support was helpful as robust demand outpaced supply. During the 12 months ended January 31, 2022, municipal bond funds experienced net inflows totaling $71 billion (based on data from the Investment Company Institute). However, the post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, came to an end late in the period with modest outflows. At the same time, the market absorbed $453 billion in	S&P Municipal Bond Index Total Returns as of January 31, 2022 6 months: (2.56%) 12 months: (1.22%)
issuance, a small increase from the $448 billion issued during the prior 12-month period. Taxable municipal issuance, which draws a unique buyer base, remained proportionally elevated, helping to make supply more easily digestible.

A Closer Look at Yields

From January 31, 2021 to January 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 57 basis points (“bps”) from 1.38% to 1.95%, while ten-year rates increased by 83 bps from 0.72% to 1.55% and five-year rates increased by 100 bps from 0.22% to 1.22% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 22 bps, led by 26 bps of flattening between ten- and 30-year maturities.

After maintaining historically tight valuations for most of the reporting period, the most recent market correction has restored value to the asset class and reset municipal-to-Treasury ratios to levels on par with their 5-year averages.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the subsequent re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021. Increased immunity (natural or through vaccinations), the possible weakness of future variants, and new treatments could bring the end of the pandemic closer, leading to a longer-lasting return to more normal economic activity that bodes well for state and local fiscal conditions. Any prolonged inflation in a post-COVID recovery, especially from continued worker shortages, would adversely affect state and local entities. However, wage pressures, less consumer spending and higher interest rates could be offset by increased revenue collections, particularly sales and personal income tax receipts. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain but the additional aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies will continue to be headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the course of economic recovery remains unclear.

The opinions expressed are those of BlackRock as of January 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

MUNICIPAL MARKET OVERVIEW	5

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2022	BlackRock MuniYield California Fund, Inc. (MYC)

Investment Objective

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

On September 24, 2021, the Boards of Directors of the Fund, BlackRock MuniYield California Quality Fund, Inc. (MCA) and BlackRock MuniHoldings California Quality Fund, Inc. (MUC) each approved the reorganization of MYC and MCA into MUC. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2022, subject to the satisfaction of customary closing conditions.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYC
Initial Offering Date.	February 28, 1992
Yield on Closing Market Price as of January 31, 2022 ($14.12)(a)	3.91%
Tax Equivalent Yield(b)	8.52%
Current Monthly Distribution per Common Share(c)	$ 0.0460
Current Annualized Distribution per Common Share(c)	$ 0.5520
Leverage as of January 31, 2022(d)	39%

(a)

Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results. (b) Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Fund declared a special distribution, which is payable on May 2, 2022. Other than this special distribution, the Fund will declare no further distributions prior to or following the Reorganization. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$14.12	$15.52	(9.02)%	$15.70	$14.10
Net Asset Value	15.29	16.66	(8.22)	16.70	15.29

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.84)%	(3.70)%	4.89%	5.03%
Fund at Market Price(a)(b)	(6.65)	(0.30)	2.28	4.24
California Customized Reference Benchmark(c)	(3.48)	(2.19)	3.61	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper California Municipal Debt Funds at NAV(f)	(4.97)	(2.90)	4.37	5.04
Lipper California Municipal Debt Funds at Market Price(f)	(8.40)	(1.57)	3.62	4.64

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper California Municipal Debt Funds to Bloomberg Municipal Bond Index and the California Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

FUND SUMMARY	7

Fund Summary as of January 31, 2022 (continued)	BlackRock MuniYield California Fund, Inc. (MYC)

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the semiannual period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment.

The Fund’s positions in longer-duration securities, which were most adversely affected by rising rates, were the largest detractors from performance. (Duration is a measure of interest rate sensitivity.) While all segments of the Fund lost ground in the period, investment-grade bonds generally underperformed high yield debt. At the sector level, workforce housing bonds were the largest detractors from performance as elevated new-issue supply weighed on valuations. The Fund’s use of leverage, while augmenting income, further detracted by amplifying the effect of falling prices.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21
County/City/Special District/School District	26%	27%
Education	19	20
Transportation	17	17
State	15	16
Utilities	9	9
Housing	6	3
Health	4	5
Tobacco	3	3
Corporate	1	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2022	4%
2023	2
2024	7
2025	9
2026	9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	01/31/22		07/31/21
AAA/Aaa	3%		3%
AA/Aa	69		67
A	13		14
BBB/Baa	1		2
BB/Ba	1		1
B	—	(c)	—	(c)
N/R(f)	13		13

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 0%, respectively, of the Fund’s total investments.

8	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2022	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Investment Objective

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

On September 24, 2021, the Boards of Directors of the Fund and BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) each approved the reorganization of MYJ into MUJ. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2022, subject to the satisfaction of customary closing conditions.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYJ
Initial Offering Date.	May 1, 1992
Yield on Closing Market Price as of January 31, 2022 ($14.26)(a)	5.26%
Tax Equivalent Yield(b)	10.86%
Current Monthly Distribution per Common Share(c)	$ 0.0625
Current Annualized Distribution per Common Share(c)	$ 0.7500
Leverage as of January 31, 2022(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Fund declared a special distribution, which is payable on May 2, 2022. Other than this special distribution, the Fund will declare no further distributions prior to or following the Reorganization. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$14.26	$15.62	(8.71)%	$16.05	$14.24
Net Asset Value	15.29	16.37	(6.60)	16.38	15.29

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(4.32)%	(1.72)%	5.12%	4.92%
Fund at Market Price(a)(b)	(6.48)	3.15	3.59	4.61
New Jersey Customized Reference Benchmark(c)	(3.26)	(1.07)	4.97	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper New Jersey Municipal Debt Funds at NAV(f)	(4.71)	(2.48)	4.95	4.68
Lipper New Jersey Municipal Debt Funds at Market Price(f)	(6.88)	3.16	5.06	4.66

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New Jersey Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New Jersey Exempt Total Return Index Unhedged (90%) and the New Jersey Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper New Jersey Municipal Debt Funds to Bloomberg Municipal Bond Index and the New Jersey Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The New Jersey Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

FUND SUMMARY	9

Fund Summary as of January 31, 2022 (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the semiannual period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment.

The Fund was positioned longer on the yield curve, with a heavier weighting in bonds with maturities of 20 year and above. This positioning detracted from performance, since longer-dated bonds underperformed due to their higher degree of interest-rate sensitivity. Holdings in the transportation sector detracted the most, since it is the largest sector weighting in the portfolio. Similarly, the A and BBB ratings categories were the Fund’s largest allocations and thus were most significant detractors on an absolute basis. Positions in lower-coupon bonds, which tend to be more sensitive to moves in interest rates, also hurt performance. The Fund’s use of leverage, which magnified the impact of falling prices, was an additional detractor.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21
Transportation	27%	30%
State	20	19
Education	18	17
County/City/Special District/School District	17	17
Health	6	5
Tobacco	5	5
Utilities	3	3
Housing	2	2
Corporate	2	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	13%
2023	7
2024	15
2025	4
2026	7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/22		07/31/21
AAA/Aaa	6%		6%
AA/Aa	31		32
A	21		20
BBB/Baa	29		29
BB/Ba	7		7
B	—	(e)	—	(e)
N/R(f)	6		6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

10	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2022	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 83.9%

Corporate — 1.6%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(a)	$3,000	$3,448,338
California Municipal Finance Authority, RB, Series A, AMT, 4.00%, 07/15/29	1,635	1,819,537

		5,267,875

County/City/Special District/School District — 22.3%
Beverly Hills Unified School District California, GO, Series A, 3.00%, 08/01/41	2,000	2,073,731
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	190	222,621
Series A, 5.00%, 09/02/44	110	127,015
Series A, 5.00%, 09/02/48	110	126,198
California Statewide Communities Development Authority, SAB, S/F Housing 5.00%, 09/02/40	205	242,614
4.00%, 09/02/50	165	177,161
5.00%, 09/02/50	165	192,953
Series C, 5.00%, 09/02/39	415	486,252
California Statewide Communities Development Authority, ST 4.00%, 09/01/41	155	169,119
4.00%, 09/01/51	295	319,245
City & County of San Francisco California, Refunding COP, Series A, 4.00%, 04/01/44	11,300	12,365,296
City of Los Angeles California, COP, (AMBAC), 6.20%, 11/01/31	1,800	1,808,258
City of Roseville California, ST, 4.00%, 09/01/50	240	257,365
City of San Jose California Hotel Tax Revenue, RB 6.50%, 05/01/36	1,520	1,526,522
6.50%, 05/01/42	1,860	1,867,751
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/42	2,135	2,505,497
Mount San Antonio Community College District, Refunding GO, Series A, Election 2018, 5.00%, 08/01/44.	8,000	9,765,352
Orange County Community Facilities District, ST 4.00%, 08/15/40	180	192,951
4.00%, 08/15/50	165	175,223
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25(b)	5,000	5,729,630
San Francisco Bay Area Rapid Transit District, GO, Series A, 4.00%, 08/01/42	6,000	6,677,514
Santa Clara County Financing Authority, RB, Series A, 4.00%, 05/01/45	15,000	16,965,945
Temecula Valley Unified School District, GO, Series D, 3.00%, 08/01/44	2,500	2,596,888
West Contra Costa Unified School District, GO, Series A, 5.50%, 08/01/23(b)	2,500	2,671,853
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,420	3,868,451

		73,111,405

Education — 4.9%
California Municipal Finance Authority, RB(c) Series A, 5.00%, 10/01/39	150	163,347
Series A, 5.00%, 10/01/49	255	273,690

Security	Par (000)		Value

Education (continued)
California Municipal Finance Authority, RB(c) (continued)
Series A, 5.00%, 10/01/57	$505		$539,567
California Municipal Finance Authority, Refunding RB 5.00%, 08/01/39	290		317,562
5.00%, 08/01/48	940		1,029,739
California Public Finance Authority, RB, Series A, 5.00%, 07/01/54(c)	195		196,751
California School Finance Authority, RB 6.65%, 07/01/33	595		632,732
6.90%, 07/01/43	1,330		1,412,304
Series A, 6.00%, 07/01/33	1,500		1,589,301
Series A, 5.00%, 06/01/39(c)	740		794,924
Series A, (NPFGC), 5.00%, 06/01/41(c)	440		478,676
Series A, 6.30%, 07/01/43	3,000		3,182,025
Series A, (NPFGC), 5.00%, 06/01/51(c)	600		645,245
Series A, 5.00%, 06/01/58(c)	1,465		1,573,135
Series A, 4.00%, 06/01/61(c)	450		455,906
Hastings Campus Housing Finance Authority, RB Series A, 5.00%, 07/01/45	410		479,572
Series A, 5.00%, 07/01/61	2,055		2,352,922

			16,117,398

Health — 3.5%
California Health Facilities Financing Authority, Refunding RB Series A, 4.00%, 08/15/48	7,250		8,207,051
Series B, 5.00%, 11/15/46	2,370		2,747,335
California Municipal Finance Authority, Refunding RB(c)
Series A, 5.00%, 11/01/39	135		151,048
Series A, 5.00%, 11/01/49	150		164,948

			11,270,382

Housing — 10.0%
California Community Housing Agency, RB, M/F Housing (c) 3.00%, 08/01/56	795		664,862
4.00%, 02/01/50	245		230,081
4.00%, 08/01/51	1,255		1,122,380
3.00%, 02/01/57	820		645,740
Series A, 5.00%, 04/01/49	1,890		2,029,824
Series A, 4.00%, 02/01/56	1,460		1,446,671
Series A-1, 4.00%, 08/01/50	260		236,779
Series A-1, 3.00%, 02/01/57	515		432,924
Series A-2, 4.00%, 08/01/47	1,410		1,319,615
California Housing Finance Agency, RB, M/F Housing, Series A, 4.25%, 01/15/35	—	(d)	557
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA), 2.55%, 07/01/39	5,000		4,954,875
CMFA Special Finance Agency VII, RB, M/F Housing, 4.00%, 08/01/47(c)	750		681,962
CMFA Special Finance Agency VIII, RB, M/F Housing, 3.00%, 08/01/56(c)	985		805,874
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(c)	750		626,308
CMFA Special Finance Agency, RB, M/F Housing(c) Series A, 4.00%, 12/01/45	625		591,154
Series A-2, 4.00%, 08/01/45	610		608,166
CSCDA Community Improvement Authority, RB, M/F Housing (c) 4.00%, 10/01/46	1,175		1,119,559
2.65%, 12/01/46	970		832,591

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(c) (continued)
4.00%, 07/01/56	$790	$797,663
3.13%, 08/01/56	330	286,126
4.00%, 08/01/56	1,000	959,893
3.25%, 04/01/57	405	352,945
4.00%, 04/01/57	1,090	1,000,839
4.00%, 05/01/57	1,260	1,211,626
3.13%, 06/01/57	785	625,701
4.00%, 06/01/58	1,650	1,555,508
4.00%, 12/01/58	1,080	1,012,293
Series A, 2.45%, 02/01/47	415	350,452
Series A, 5.00%, 07/01/51	700	748,374
Series A-2, 4.00%, 09/01/56	1,415	1,440,453
Series B, 4.00%, 02/01/57	455	439,456
Santa Clara County Housing Authority, RB, M/F Housing, Series A, AMT, 6.00%, 08/01/41	3,500	3,512,401

		32,643,652

State — 11.8%
State of California, Refunding GO
5.00%, 09/01/35	10,115	11,657,922
4.00%, 03/01/36	20,000	22,916,960
5.25%, 10/01/39	3,500	4,017,849

		38,592,731

Tobacco — 5.0%
California County Tobacco Securitization Agency, Refunding RB
4.00%, 06/01/49	165	183,881
5.00%, 06/01/50	250	285,005
Series A, 4.00%, 06/01/49	240	268,725
California County Tobacco Securitization Agency, Refunding RB, CAB(e)
0.00%, 06/01/55	1,660	395,035
Series B-2, Subordinate, 0.00%, 06/01/55	2,485	473,904
Golden State Tobacco Securitization Corp., Refunding RB
0.00%, 06/01/66(e)	1,950	302,086
Series A-1, 5.00%, 06/01/22(b)	325	329,875
Series A-2, 5.00%, 06/01/22(b)	11,495	11,667,000
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	2,140	2,466,410

		16,371,921

Transportation — 18.1%
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/40	4,915	5,740,233
City of Los Angeles Department of Airports, ARB
4.00%, 05/15/42	4,805	5,473,856
Series A, AMT, 5.25%, 05/15/38	1,735	2,047,170
Series B, AMT, 5.00%, 05/15/36	2,865	3,241,971
Series C, AMT, Subordinate, 5.00%, 05/15/44	5,955	6,844,778
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/43.	2,175	2,565,684
Series D, AMT, 4.00%, 05/15/51	5,560	6,177,933
County of Sacramento California Airport System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	8,290	9,421,950
Series C, AMT, 5.00%, 07/01/37	3,000	3,540,405

Security	Par (000)	Value

Transportation (continued)
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 07/01/41	$1,300	$1,528,791
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	1,440	1,510,220
Series A, AMT, 5.00%, 05/01/42	5,050	5,744,118
Series A, AMT, 5.00%, 05/01/44	2,500	2,940,210
Series D, AMT, 5.25%, 05/01/48	2,250	2,621,279

		59,398,598

Utilities — 6.7%
City of Burbank CA Water Revenue, RB, 4.00%, 06/01/51.	1,265	1,443,518
City of Richmond California Wastewater Revenue, Refunding RB, Series A, 5.00%, 08/01/42	5,185	6,067,456
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 07/01/42	3,000	3,440,316
Los Angeles Department of Water, RB, Series A, 5.00%, 07/01/42	3,440	3,969,045
Los Angeles Department of Water, Refunding RB, Series B, 5.00%, 07/01/43	5,940	7,123,628

		22,043,963

Total Municipal Bonds in California		274,817,925

Puerto Rico — 5.5%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,689	1,848,041
Series A-1, Restructured, 5.00%, 07/01/58	6,675	7,426,739
Series A-2, Restructured, 4.33%, 07/01/40	1,696	1,841,008
Series A-2, Restructured, 4.78%, 07/01/58	1,727	1,896,315
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	8,295	2,682,777

		15,694,880

Tobacco — 0.0%
Children’s Trust Fund, Refunding RB, 5.50%, 05/15/39	95	97,636

Utilities — 0.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Series A, Senior Lien, 5.00%, 07/01/33	2,185	2,224,669

Total Municipal Bonds in Puerto Rico		18,017,185

Total Municipal Bonds — 89.4% (Cost: $280,903,633)		292,835,110

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 72.7%

County/City/Special District/School District — 19.6%
Los Angeles County Public Works Financing Authority, Refunding RB
Series A, 5.00%, 12/01/39	17,850	19,632,260
Series A, 5.00%, 12/01/44	14,095	15,383,600

12	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Palomar Community College District, GO, Series C, 5.00%, 08/01/25(b)	$15,140	$17,101,750
Santa Monica Community College District, GO, Series A, 5.00%, 08/01/43	10,000	12,020,415

		64,138,025

Education — 25.7%
California State University, Refunding RB Series A, 5.00%, 11/01/41	9,775	11,187,616
Series A, 5.00%, 11/01/42(g)	13,430	15,716,134
Series A, 5.00%, 11/01/43	5,001	5,632,103
University of California, Refunding RB 5.25%, 05/15/44(b)	11,950	13,018,438
Series AZ, 5.00%, 05/15/43(g)	12,000	14,264,022
Series I, 5.00%, 05/15/40	21,875	24,283,835

		84,102,148

Health — 3.8%
California Health Facilities Financing Authority, RB, Series A, 5.00%, 11/15/41(b)	11,000	12,524,793

State — 7.4%
State of California, GO, 4.00%, 03/01/46(g)	10,000	11,261,705
State of California, Refunding GO, 5.00%, 08/01/37	10,975	13,144,823

		24,406,528

Transportation — 9.2%
City of Los Angeles Department of Airports, ARB, AMT, Series A, 5.00%, 05/15/45	10,045	11,090,075
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series E, 5.00%, 05/01/45(g)	16,250	19,023,794

		30,113,869

Utilities — 7.0%
Sacramento Municipal Utility District, Refunding RB, Series H, 4.00%, 08/15/45.	20,000	22,839,450

Total Municipal Bonds in California		238,124,813

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 72.7% (Cost: $227,365,886)		238,124,813

Total Long-Term Investments — 162.1% (Cost: $508,269,519)		530,959,923

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.01%(h)(i)	800,620	$800,139

Total Short-Term Securities — 0.3% (Cost: $800,138)		800,139

Total Investments — 162.4% (Cost: $509,069,657)		531,760,062

Other Assets Less Liabilities — 1.9%		6,144,347

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (32.0)%		(104,716,806)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (32.3)%.		(105,692,257)

Net Assets Applicable to Common Shares — 100.0%		$327,495,346

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rounds to less than 1,000.
(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2025 to March 1, 2028, is $27,116,500. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$683,167	$121,261	(a)	$—	$(4,289)	$—	$800,139	800,620	$4,332	$—

(a)	Represents net amount purchased (sold).

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield California Fund, Inc. (MYC)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	162	03/22/22	$20,731	$133,752
U.S. Long Bond	69	03/22/22	10,732	79,921
5-Year U.S. Treasury Note	202	03/31/22	24,082	133,017

				$346,690

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$346,690	$—	$346,690

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$524,238	$—	$524,238

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$949,620	$—	$949,620

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short.	$44,778,449

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$292,835,110	$—	$292,835,110
Municipal Bonds Transferred to Tender Option Bond Trusts	—	238,124,813	—	238,124,813

14	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield California Fund, Inc. (MYC)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$800,139	$—	$—	$800,139

	$800,139	$530,959,923	$—	$531,760,062

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$346,690	$—	$—	$346,690

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(104,690,676)	$—	$(104,690,676)
VRDP Shares at Liquidation Value	—	(105,900,000)	—	(105,900,000)

	$—	$(210,590,676)	$—	$(210,590,676)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) January 31, 2022	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.6%

Utilities — 0.6%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$1,930	$2,277,270

New Jersey — 117.1%

Corporate — 3.6%
New Jersey Economic Development Authority, RB
Series A, (NPFGC), 5.25%, 07/01/25(a)	415	471,710
Series A, AMT, 5.63%, 11/15/30	1,730	1,868,018
Series B, AMT, 5.63%, 11/15/30	5,000	5,398,895
New Jersey Economic Development Authority, Refunding RB
3.38%, 04/01/38	1,810	1,849,342
3.50%, 04/01/42	1,355	1,383,955
Series A, AMT, 2.20%, 10/01/39(b)	2,130	2,147,585

		13,119,505

County/City/Special District/School District — 19.2%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	2,280	2,450,026
5.25%, 11/01/44	12,000	12,801,960
City of Bayonne New Jersey, Refunding GO, (BAM, SAW), 5.00%, 07/01/26(c)	4,190	4,844,625
County of Mercer New Jersey, Refunding GO, 2.38%, 02/15/30	1,400	1,439,844
County of Middlesex New Jersey, Refunding COP, 5.00%, 10/15/31	2,840	3,229,154
Essex County Improvement Authority, RB, (GTD), 4.00%, 11/01/49	465	515,574
Essex County Improvement Authority, Refunding RB
(NPFGC GTD), 5.50%, 10/01/28	4,540	5,701,441
(NPFGC GTD), 5.50%, 10/01/29	8,505	10,944,157
Ewing Township Board of Education, GO
4.00%, 07/15/38	1,190	1,344,893
4.00%, 07/15/39	1,090	1,230,067
Gloucester County Improvement Authority, RB
(BAM), 4.00%, 07/01/46	375	420,599
(BAM), 4.00%, 07/01/51	520	582,545
Hudson County Improvement Authority, RB, 4.00%, 10/01/51	700	784,005
Jersey City Redevelopment Agency, 4.00%, 12/15/31	2,160	2,562,622
Mercer County Improvement Authority, RB, 5.00%, 09/01/40	2,480	2,770,993
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(d)(e)	2,350	47,000
Monmouth County Improvement Authority, RB
Series B, (GTD), 4.00%, 12/01/37	500	576,222
Series B, (GTD), 4.00%, 12/01/38	510	585,877
Monroe Township Board of Educationddlesex County, Refunding GO, (SCH BD RES FD), 5.00%, 03/01/25(c)	2,750	3,062,857
New Jersey Economic Development Authority, RB
Series QQQ, 4.00%, 06/15/50	1,655	1,804,897
Series B, AMT, 6.50%, 04/01/31	4,310	4,791,082

Security	Par (000)	Value

County/City/Special District/School District (continued)
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	$4,750	$5,155,873
Union County Improvement Authority, RB, (GTD), 5.00%, 05/01/22(c)	2,320	2,344,856
Union County Utilities Authority, Refunding RB, Series A, AMT, (GTD), 5.25%, 12/01/31	665	667,357

		70,658,526

Education — 20.5%
Atlantic County Improvement Authority, RB, Series A, (AGM), 4.00%, 07/01/46	950	1,013,947
Clifton Board of Education GO
(AGM), 2.25%, 08/15/45	2,725	2,441,494
(AGM), 2.25%, 08/15/46	2,725	2,426,773
New Jersey Economic Development Authority, RB
6.00%, 10/01/33	4,600	4,908,067
Series A, 5.00%, 07/01/27(f)	330	346,843
Series A, 5.13%, 11/01/29(f)	150	159,990
Series A, 5.25%, 07/01/37(f)	1,030	1,089,013
Series A, 5.00%, 07/01/38	160	185,482
Series A, 6.25%, 11/01/38(f)	440	495,081
Series A, 5.00%, 07/01/47	440	460,756
Series A, 5.38%, 07/01/47(f)	1,685	1,765,474
Series A, 5.00%, 12/01/48	4,475	5,072,511
Series A, 5.00%, 06/15/49(f)	970	1,035,253
Series A, 5.00%, 07/01/50	410	465,924
Series A, 6.50%, 11/01/52(f)	2,490	2,783,561
Series A, 5.00%, 06/15/54(f)	730	776,958
Series A, 5.25%, 11/01/54(f)	1,805	1,873,557
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/37	2,280	2,647,171
Series A, 4.25%, 09/01/27(f)	210	223,809
Series A, 5.63%, 08/01/34(f)	630	653,712
Series A, 5.00%, 09/01/37(f)	805	886,621
Series A, 5.88%, 08/01/44(f)	1,070	1,107,714
Series A, 6.00%, 08/01/49(f)	555	574,829
Series A, 5.13%, 09/01/52(f)	1,700	1,843,703
New Jersey Educational Facilities Authority, RB
Series A, 5.00%, 07/01/45	1,075	1,263,414
Series C, (AGM), 3.25%, 07/01/49	475	491,453
Series C, (AGM), 4.00%, 07/01/50	400	445,258
New Jersey Educational Facilities Authority, Refunding RB
Series A, (BAM), 5.00%, 07/01/28	915	1,057,267
Series A, 5.00%, 07/01/44	10,960	11,847,804
Series A, 4.00%, 07/01/47	955	1,011,873
Series B, 5.00%, 07/01/42	690	700,426
Series D, 5.00%, 07/01/38	500	522,623
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/22	915	948,506
Sub-Series C, AMT, 4.00%, 12/01/48	1,450	1,570,395
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.75%, 12/01/29	2,205	2,206,976
Series B, AMT, 3.00%, 12/01/32	2,730	2,813,096
Sub-Series C, AMT, 3.63%, 12/01/49	1,925	1,883,869

16	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Institute of Technology, RB
Series A, 5.00%, 07/01/22(c)	$2,455	$2,498,915
Series A, 5.00%, 07/01/40	3,000	3,338,151
Series A, 5.00%, 07/01/45	4,500	4,994,563
Newark Board of Education, Refunding GO
Sustainability Bonds, (BAM), 5.00%, 07/15/28	160	191,360
Sustainability Bonds, (BAM), 5.00%, 07/15/29	160	194,760
Sustainability Bonds, (BAM), 5.00%, 07/15/30	165	204,117
Sustainability Bonds, (BAM), 5.00%, 07/15/31	200	251,488
Sustainability Bonds, (BAM), 5.00%, 07/15/32	210	263,718
Sustainability Bonds, (BAM), 5.00%, 07/15/33	250	312,865
Sustainability Bonds, (BAM), 4.00%, 07/15/34	215	247,821
Sustainability Bonds, (BAM), 4.00%, 07/15/35	215	246,930
Sustainability Bonds, (BAM), 4.00%, 07/15/36	215	246,271
Sustainability Bonds, (BAM), 4.00%, 07/15/37	225	256,919
Sustainability Bonds, (BAM), 3.00%, 07/15/42	215	220,101

		75,469,182

Health — 6.3%
Camden County Improvement Authority, Refunding RB, 5.00%, 02/15/34	590	628,767
New Jersey Economic Development Authority, Refunding RB
5.00%, 01/01/34	555	620,366
5.00%, 01/01/39	555	616,896
New Jersey Health Care Facilities Financing Authority, RB
5.00%, 07/01/42	1,685	1,947,577
4.00%, 07/01/44	2,755	3,043,424
2.38%, 07/01/46	2,240	1,933,539
3.00%, 07/01/51	1,135	1,119,315
Series A, 5.50%, 07/01/43	2,400	2,537,880
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/34	860	987,678
5.00%, 07/01/39	2,530	2,879,408
4.00%, 07/01/41	1,400	1,524,676
Series A, 4.00%, 07/01/43	1,635	1,766,225
Series A, 5.00%, 07/01/43	3,305	3,809,981

		23,415,732

Housing — 3.9%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series H, 2.15%, 10/01/41	1,360	1,224,266
Series H, 2.30%, 10/01/46	1,020	901,000
Series H, 2.40%, 04/01/52	1,020	900,166
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.25%, 11/01/36	510	481,419
Series A, (HUD SECT 8), 2.45%, 11/01/45	385	350,348
Series A, (HUD SECT 8), 2.65%, 11/01/46	510	469,949
Series A, 4.00%, 11/01/48	305	317,389
Series A, (HUD SECT 8), 2.55%, 11/01/50	350	314,475
Series A, (HUD SECT 8), 2.70%, 11/01/51	510	460,944
Series A, 4.10%, 11/01/53	180	189,899
Series A, (HUD SECT 8), 2.63%, 11/01/56	350	307,534
Series A, (HUD SECT 8), 2.75%, 11/01/56	510	453,784
Series D, AMT, 4.25%, 11/01/37	1,260	1,319,671

Security	Par (000)	Value

Housing (continued)
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing
Series A, 3.75%, 10/01/35	$2,395	$2,594,091
Series E, 2.25%, 10/01/40	1,210	1,119,127
Series E, 2.40%, 10/01/45	935	851,051
Newark Housing Authority Scholarship Foundation A New Jersey Non, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,130,658

		14,385,771

State — 23.1%
Garden State Preservation Trust, RB, CAB(g)
Series B, (AGM), 0.00%, 11/01/23	1,460	1,429,187
Series B, (AGM), 0.00%, 11/01/26	6,000	5,487,996
Series B, (AGM), 0.00%, 11/01/27	4,000	3,564,524
Series B, (AGM), 0.00%, 11/01/28	4,540	3,921,411
New Jersey Economic Development Authority, RB 4.00%, 06/15/49	2,380	2,593,586
Series A, (NPFGC), 5.25%, 07/01/25	3,450	3,885,635
Series A, (NPFGC), 5.25%, 07/01/26	1,000	1,154,608
Series B, 5.00%, 06/15/35	3,750	4,385,355
Series B, 5.00%, 06/15/43	2,235	2,594,904
Series EEE, 5.00%, 06/15/43	4,450	5,176,970
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/15/22(c)	4,485	4,540,743
(AGM), 5.00%, 06/15/22(a)	3,690	3,744,106
4.00%, 07/01/46	2,255	2,468,352
Series N-1, (AMBAC), 5.50%, 09/01/26	600	702,521
Sub-Series A, 5.00%, 07/01/33	1,175	1,343,714
Sub-Series A, 4.00%, 07/01/34	1,270	1,375,860
New Jersey Educational Facilities Authority, RB, Series A, 5.00%, 09/01/32	4,000	4,354,484
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/48	7,620	8,583,199
State of New Jersey, GO 2.00%, 06/01/37	2,600	2,432,334
Series A, 5.00%, 06/01/28	6,530	7,825,787
Series A, 5.00%, 06/01/29	900	1,092,157
Series A, 4.00%, 06/01/30	2,800	3,216,872
Series A, 4.00%, 06/01/31	2,000	2,322,194
Series A, 4.00%, 06/01/32	5,980	7,089,105

		85,285,604

Tobacco — 7.0%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	7,000	7,939,862
Series A, 5.25%, 06/01/46	1,595	1,837,306
Sub-Series B, 5.00%, 06/01/46	14,375	16,181,233

		25,958,401

Transportation — 29.4%
New Jersey Economic Development Authority, RB
AMT, (AGM), 5.00%, 01/01/31	1,000	1,070,602
AMT, 5.38%, 01/01/43	15,780	16,845,103
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/37	2,750	3,150,174
New Jersey Transportation Trust Fund Authority, 4.00%, 06/15/50	1,695	1,844,826
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/30	2,000	2,269,330
Series AA, 5.00%, 06/15/38	9,490	10,232,251

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series AA, 5.50%, 06/15/39	$8,205	$8,648,677
Series AA, 5.25%, 06/15/41	5,000	5,557,205
Series AA, 4.00%, 06/15/50	6,100	6,637,977
Series B, 5.00%, 06/15/33	1,110	1,303,862
Series BB, 4.00%, 06/15/50	2,690	2,914,241
New Jersey Transportation Trust Fund Authority, RB, CAB(g)
Series C, (AGM), 0.00%, 12/15/32	5,250	4,029,716
Series C, (AMBAC), 0.00%, 12/15/35	4,140	2,789,979
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	1,000	1,102,564
Series A, 5.00%, 06/15/26	300	343,198
Series A, 5.00%, 06/15/31	6,040	6,897,223
Series A, 5.00%, 06/15/32	500	614,628
Series A, 5.00%, 12/15/32	3,530	4,154,757
Series A, 4.00%, 06/15/34	1,500	1,688,984
Series A, 4.00%, 06/15/35	2,300	2,587,850
Series A, 5.00%, 12/15/35	905	1,058,377
Series A, 4.00%, 06/15/36	2,110	2,366,346
Series A, 5.00%, 12/15/36	500	584,586
Series A, 5.00%, 06/15/42	6,885	6,974,347
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(c)	7,015	7,140,456
Series A1, 5.00%, 01/01/35	1,060	1,231,122
Series E, 5.00%, 01/01/45	720	787,246
New Jersey Turnpike Authority, Refunding RB
Series B, 5.00%, 01/01/34	1,150	1,362,129
Series G, 4.00%, 01/01/43	1,445	1,592,605
South Jersey Transportation Authority, RB, Series A, 5.00%, 11/01/45	575	687,276

		108,467,637

Utilities — 4.1%
New Jersey Infrastructure Bank, RB
2.00%, 09/01/43	725	628,518
2.25%, 09/01/50	1,785	1,545,328
Passaic Valley Sewerage Commission, Refunding RB
Series J, (AGM), 3.00%, 12/01/40	920	953,102
Series J, (AGM), 3.00%, 12/01/41	940	971,974
Series J, (AGM), 3.00%, 12/01/42	965	995,129
Series J, (AGM), 3.00%, 12/01/43	985	1,012,796
Series J, (AGM), 3.00%, 12/01/44	1,005	1,030,278
Series J, (AGM), 3.00%, 12/01/45	1,030	1,054,724
Rahway Valley Sewerage Authority, RB, CAB(g)
Series A, (NPFGC), 0.00%, 09/01/31	6,000	4,856,952
Series A, (NPFGC), 0.00%, 09/01/33	2,650	2,020,394

		15,069,195

Total Municipal Bonds in New Jersey		431,829,553

New York — 9.0%

Transportation — 9.0%
Port Authority of New York & New Jersey, ARB
Consolidated, 93rd Series, 6.13%, 06/01/94	5,000	5,548,220
Consolidated, 218th Series, AMT, 4.00%, 11/01/34	3,285	3,715,148
Consolidated, 218th Series, AMT, 4.00%, 11/01/47	4,970	5,391,207
Consolidated, 221st Series, AMT, 4.00%, 07/15/45	2,165	2,371,907

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 172nd Series, AMT, 5.00%, 10/01/34	$2,500	$2,515,503
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	1,365	1,575,958
Consolidated, 206th Series, AMT, 5.00%, 11/15/47	1,525	1,738,800
Series 223, AMT, 4.00%, 07/15/51	2,395	2,630,244
Port Authority of New York & New Jersey, Refunding RB
Consolidated, 200th Series, 5.00%, 09/01/36	2,495	3,038,394
Consolidated, 212th Series, 4.00%, 09/01/37	4,000	4,564,888

Total Municipal Bonds in New York		33,090,269

Pennsylvania — 1.3%

Transportation — 1.3%
Delaware River Port Authority, RB, 5.00%, 01/01/40	4,000	4,278,148
Delaware River Port Authority, Refunding RB, 5.00%, 01/01/27	625	646,697

Total Municipal Bonds in Pennsylvania		4,924,845

Puerto Rico — 6.3%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,225	2,434,513
Series A-1, Restructured, 5.00%, 07/01/58	9,254	10,296,185
Series A-2, Restructured, 4.33%, 07/01/40	1,131	1,227,701
Series A-2, Restructured, 4.78%, 07/01/58	2,028	2,226,825
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(g)	4,385	1,418,201

		17,603,425

Tobacco — 0.4%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	760	781,086
5.63%, 05/15/43	790	805,993

		1,587,079

Utilities — 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	2,995	3,049,374
Series A, Senior Lien, 5.13%, 07/01/37	855	870,790

		3,920,164

Total Municipal Bonds in Puerto Rico		23,110,668

Total Municipal Bonds — 134.3% (Cost: $470,200,971)		495,232,605

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

New Jersey — 27.1%

County/City/Special District/School District — 8.2%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	2,560	2,925,066
Union County Utilities Authority, Refunding RB
Series A, 5.00%, 06/15/41	6,982	7,004,702
Series A, AMT, 5.25%, 12/01/31	20,229	20,300,782

		30,230,550

18	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education — 8.1%
New Jersey Economic Development Authority, Refunding RB(i) AMT, 3.00%, 08/01/41	$7,879	$7,901,781
AMT, 3.00%, 08/01/43	11,331	11,364,360
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	10,000	10,498,745

		29,764,886

Health — 3.1%
New Jersey Health Care Facilities Financing Authority, RB 4.00%, 07/01/47	5,555	5,952,497
4.00%, 07/01/51	4,996	5,633,060

		11,585,557

State — 4.0%
Garden State Preservation Trust, RB, Series A, 5.75%, 11/01/28	5,460	6,439,906
New Jersey Economic Development Authority, Refunding RB, Series NN, 5.00%, 03/01/23(c)(i)	8,017	8,366,694

		14,806,600

Transportation — 3.7%
New Jersey Turnpike Authority, RB, Series A, 5.00%, 07/01/22(c)(i)	13,520	13,761,785

Total Municipal Bonds in New Jersey		100,149,378

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.1% (Cost: $98,213,010)		100,149,378

Total Long-Term Investments — 161.4% (Cost: $568,413,981)		595,381,983

Security	Shares	Value

Short-Term Securities

Commercial Paper — 0.5%
Port Authority of New York & New Jersey, Refunding ARB, 0.13%, 03/03/22	2,000	$1,999,934

		1,999,934

Money Market Funds — 1.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	4,230,160	4,230,160

Total Short-Term Securities — 1.7% (Cost: $6,230,574)		6,230,094

Total Investments — 163.1% (Cost: $574,644,555)		601,612,077

Other Assets Less Liabilities — 0.7%		2,773,919

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.1)%		(55,826,974)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.7)%		(179,731,301)

Net Assets Applicable to Common Shares — 100.0%		$368,827,721

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Zero-coupon bond.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 1, 2022 to February 1, 2037, is $25,936,359. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$21,084,389	$—	$(16,853,015	)(a)	$(800)	$(414)	$4,230,160	4,230,160	$415	$—

(a)	Represents net amount purchased (sold).

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	50	03/22/22	$6,398	$151,148
U.S. Long Bond	20	03/22/22	3,111	111,408
5-Year U.S. Treasury Note	41	03/31/22	4,888	99,328

				$361,884

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$361,884	$—	$361,884

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$378,849	$—	$378,849

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,046,329	$—	$1,046,329

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$14,415,414

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$495,232,605	$—	$495,232,605
Municipal Bonds Transferred to Tender Option Bond Trusts	—	100,149,378	—	100,149,378

20	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Commercial Paper	$—	$1,999,934	$—	$1,999,934
Money Market Funds	4,230,160	—	—	4,230,160

	$4,230,160	$597,381,917	$—	$601,612,077

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$361,884	$—	$—	$361,884

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(55,812,927)	$—	$(55,812,927)
VRDP Shares at Liquidation Value	—	(180,000,000)	—	(180,000,000)

	$—	$(235,812,927)	$—	$(235,812,927)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	21

Statements of Assets and Liabilities  (unaudited)

January 31, 2022

	MYC	MYJ

ASSETS
Investments, at value — unaffiliated(a)	$530,959,923	$597,381,917
Investments, at value — affiliated(b)	800,139	4,230,160
Cash pledged for futures contracts	679,000	185,000
Receivables:
Investments sold	8,964,589	—
Dividends — affiliated	8	25
Interest — unaffiliated	5,875,384	4,454,198
Variation margin on futures contracts	15,094	4,375
Prepaid expenses	65,406	193,924

Total assets	547,359,543	606,449,599

ACCRUED LIABILITIES
Payables:
Investments purchased	7,842,199	—
Accounting services fees	37,724	40,436
Custodian fees	2,890	2,483
Income dividend distributions — Common Shares	985,297	1,507,776
Interest expense and fees	26,130	14,047
Investment advisory fees	233,400	261,065
Directors’ and Officer’s fees	3,055	38,182
Other accrued expenses	80,653	4,315
Professional fees	38,520	38,352
Reorganization costs	205,094	152,645
Transfer agent fees	12,746	15,320
Variation margin on futures contracts	13,556	3,029

Total accrued liabilities	9,481,264	2,077,650

OTHER LIABILITIES
TOB Trust Certificates	104,690,676	55,812,927
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	105,692,257	179,731,301

Total other liabilities	210,382,933	235,544,228

Total liabilities	219,864,197	237,621,878

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$327,495,346	$368,827,721

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$303,310,372	$347,094,038
Accumulated earnings	24,184,974	21,733,683

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$327,495,346	$368,827,721

Net asset value per Common Share	$15.29	$15.29

(a) Investments, at cost — unaffiliated	$508,269,519	$570,413,981
(b) Investments, at cost — affiliated	$800,138	$4,230,574
(c) Preferred Shares outstanding	1,059	1,800
(d) Preferred Shares authorized	8,059	6,560
(e) Par value per Preferred Share	$0.10	$0.10
(f) Common Shares outstanding	21,419,494	24,124,417
(g) Common Shares authorized	199,991,941	199,993,440
(h) Par value per Common Share	$0.10	$0.10

See notes to financial statements.

22	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended January 31, 2022

	MYC	MYJ

INVESTMENT INCOME
Dividends — affiliated	$4,332	$415
Interest — unaffiliated	8,243,887	10,986,352

Total investment income	8,248,219	10,986,767

EXPENSES
Investment advisory	1,407,131	1,565,034
Liquidity fees	434,983	—
Reorganization	284,701	301,990
Accounting services	45,580	48,426
Professional	42,656	42,953
Remarketing fees on Preferred Shares	27,186	—
Transfer agent	13,054	15,504
Directors and Officer	10,989	11,738
Registration	4,272	4,273
Custodian	4,253	3,986
Miscellaneous	37,027	35,782

Total expenses excluding interest expense, fees and amortization of offering costs	2,311,832	2,029,686
Interest expense, fees and amortization of offering costs(a)	414,575	920,829

Total expenses	2,726,407	2,950,515
Less:
Fees waived and/or reimbursed by the Manager	(49,447)	(107,592)

Total expenses after fees waived and/or reimbursed	2,676,960	2,842,923

Net investment income	5,571,259	8,143,844

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(125,966)	(72,379)
Investments — affiliated	(4,289)	(800)
Futures contracts	524,238	378,849

	393,983	305,670

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(28,028,227)	(26,484,507)
Investments — affiliated	—	(414)
Futures contracts	949,620	1,046,329

	(27,078,607)	(25,438,592)

Net realized and unrealized loss	(26,684,624)	(25,132,922)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(21,113,365)	$(16,989,078)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

	MYC		MYJ
	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,571,259	$11,855,276	$8,143,844	$18,628,360
Net realized gain	393,983	3,596,631	305,670	1,382,981
Net change in unrealized appreciation (depreciation)	(27,078,607)	4,688,144	(25,438,592)	9,381,011

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(21,113,365)	20,140,051	(16,989,078)	29,392,352

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(8,277,992)	(11,052,459)	(9,046,657)	(18,002,997)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	(453,828)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(29,391,357)	9,087,592	(26,035,735)	10,935,527
Beginning of period	356,886,703	347,799,111	394,863,456	383,927,929

End of period	$327,495,346	$356,886,703	$368,827,721	$394,863,456

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2022

	MYC	MYJ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(21,113,365)	$(16,989,078)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	93,814,582	21,518,234
Purchases of long-term investments	(95,315,409)	(43,593,314)
Net proceeds from sales (purchases) of short-term securities	(121,261)	16,853,015
Amortization of premium and accretion of discount on investments and other fees	2,861,805	1,200,718
Net realized loss on investments	130,255	73,179
Net unrealized depreciation on investments	28,028,227	26,484,921
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	1	81
Interest — unaffiliated	145,725	31,131
Variation margin on futures contracts	(15,094)	(4,375)
Prepaid expenses	(5,558)	(801)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(45,174)	(49,022)
Custodian fees	(2,088)	(5,840)
Interest expense and fees	3,538	1,650
Investment advisory fees	(7,411)	(4,473)
Directors’ and Officer’s fees	796	(7,197)
Other accrued expenses	(8,584)	(6,853)
Professional fees	(12,447)	(12,739)
Reorganization costs	205,094	152,645
Transfer agent fees	(2,283)	(2,391)
Variation margin on futures contracts	(73,599)	(72,015)

Net cash provided by operating activities	8,467,750	5,567,476

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(8,213,733)	(9,046,657)
Repayments of TOB Trust Certificates	—	(41,632)
Proceeds from TOB Trust Certificates	—	3,330,973
Amortization of deferred offering costs	8,427	15,206

Net cash used for financing activities	(8,205,306)	(5,742,110)

CASH
Net increase (decrease) in restricted and unrestricted cash	262,444	(174,634)
Restricted and unrestricted cash at beginning of period	416,556	359,634

Restricted and unrestricted cash at end of period	$679,000	$185,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$402,610	$903,973

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	679,000	185,000

	$679,000	$185,000

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	MYC
	Six Months Ended 01/31/22 (unaudited)		Year Ended July 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$16.66		$16.24	$15.62	$15.11	$15.61	$17.07

Net investment income(a)	0.26		0.55	0.51	0.56	0.66	0.74
Net realized and unrealized gain (loss)	(1.24)		0.39	0.69	0.70	(0.41)	(1.10)

Net increase (decrease) from investment operations	(0.98)		0.94	1.20	1.26	0.25	(0.36)

Distributions to Common Shareholders(b)
From net investment income	(0.27)		(0.52)	(0.51)	(0.60)	(0.69)	(0.80)
From net realized gain	(0.12)		—	(0.07)	(0.15)	(0.06)	(0.30)

Total distributions to Common Shareholders	(0.39)		(0.52)	(0.58)	(0.75)	(0.75)	(1.10)

Net asset value, end of period	$15.29		$16.66	$16.24	$15.62	$15.11	$15.61

Market price, end of period	$14.12		$15.52	$14.46	$14.11	$13.19	$15.43

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.84	)%(d)	6.23%	8.33%	9.34%	2.02%	(1.83)%

Based on market price	(6.65	)%(d)	11.15%	6.78%	13.15%	(9.91)%	(4.96)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.56	%(f)(g)	1.40%	2.11%	2.64%	2.26%	2.08%

Total expenses after fees waived and/or reimbursed	1.53	%(f)(g)	1.40%	2.11%	2.64%	2.26%	2.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(h)(i)	1.29	%(f)(g)	1.15%	1.17%	0.98%	0.94%	0.96%

Net investment income to Common Shareholders	3.18	%(f)	3.40%	3.27%	3.72%	4.32%	4.68%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$327,495		$356,887	$347,799	$334,652	$323,745	$334,456

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$105,900		$105,900	$105,900	$105,900	$105,900	$105,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$409,250		$437,003	$428,422	$416,008	$405,708	$415,823

Borrowings outstanding, end of period (000)	$104,691		$104,691	$104,691	$122,165	$114,108	$122,501

Portfolio turnover rate	19%		26%	50%	45%	37%	34%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.40%, 1.40% and 1.16%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/22 (unaudited)	Year Ended July 31,
		2021	2020	2019	2018	2017

Expense ratios	1.03%	0.89%	0.93%	0.95%	0.94%	0.96%

See notes to financial statements.

26	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYJ
	Six Months Ended 01/31/22 (unaudited)		Year Ended July 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$16.37		$15.89	$16.08	$15.57	$15.89		$16.93

Net investment income(a)	0.34		0.77	0.74	0.72	0.77		0.81
Net realized and unrealized gain (loss)	(1.04)		0.46	(0.20)	0.52	(0.21)		(0.95)

Net increase (decrease) from investment operations	(0.70)		1.23	0.54	1.24	0.56		(0.14)

Distributions to Common Shareholders from net investment income(b)	(0.38)		(0.75)	(0.73)	(0.73)	(0.88)		(0.90)

Net asset value, end of period	$15.29		$16.37	$15.89	$16.08	$15.57		$15.89

Market price, end of period	$14.26		$15.62	$14.28	$15.08	$13.51		$16.58

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.32	)%(d)	8.35%	3.83%	8.78%	3.94%		(0.68)%

Based on market price	(6.48	)%(d)	15.03%	(0.50)%	17.57%	(13.57)%		0.32%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.52	%(f)(g)	1.39%	2.09%	2.49%	2.38	%(h)	1.93%

Total expenses after fees waived and/or reimbursed	1.46	%(f)(g)	1.39%	2.09%	2.47%	2.25	%(h)	1.93%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(i)	0.99	%(f)(g)	0.89%	0.92%	0.91%	0.94	%(h)	0.93%

Net investment income to Common Shareholders	4.18	%(f)	4.81%	4.67%	4.65%	4.93%		5.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$368,828		$394,863	$383,928	$388,399	$376,178		$228,284

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$180,000		$180,000	$180,000	$180,000	$180,000		$102,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,904		$319,369	$313,293	$315,777	$308,988		$323,370

Borrowings outstanding, end of period (000)	$55,813		$52,524	$69,740	$60,135	$70,288		$45,634

Portfolio turnover rate	4%		10%	14%	14%	11%		6%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.36%, 1.36% and 0.89%, respectively.

(h)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs, would have been 2.26%, 2.25% and 0.94%, respectively, for the year ended July 31, 2018.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield California Fund, Inc.	MYC	Maryland	Non-diversified
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	Maryland	Non-diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On September 24, 2021, the Board of Directors of BlackRock MuniYield California Fund, Inc. (MYC) and the Board of Directors of BlackRock MuniHoldings California Quality Fund, Inc. (MUC) each approved the reorganization of the MYC into MUC. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2022, subject to the satisfaction of customary closing conditions.

On September 24, 2021, the Board of Directors of BlackRock MuniYield New Jersey Fund, Inc. (MYJ) and the Board of Directors of BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) each approved the reorganization of the MYJ into MUJ. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2022, subject to the satisfaction of customary closing conditions.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g.,TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

28	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The Funds’ management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MYC	$40,239	$222,968	$69,304	$332,511
MYJ	26,122	94,035	64,036	184,193

For the six months ended January 31, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYC	$238,124,813	$104,690,676	0.08% — 0.15%	$104,690,676	0.63%
MYJ	100,149,378	55,812,927	0.06 — 0.14	54,860,876	0.67

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

30	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at January 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2022.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
MYC	$6
MYJ	826

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager reimbursed MYC and MYJ $49,441 and $106,766 respectively, for reorganization costs.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended January 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
MYC	$103,157,608	$102,779,171
MYJ	40,193,314	21,518,234

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring
MYJ	$6,572,209

As of January 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MYC	$404,486,629	$26,494,678	$(3,565,231)	$22,929,447
MYJ	518,975,522	33,889,470	(6,703,958)	27,185,512

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend

32	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the six months ended January 31, 2022 and for the year ended July 31, 2021, shares issued and outstanding remained constant for MYC.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended January 31, 2022, the Funds did not repurchase any shares.

The total cost of the shares repurchased is reflected in MYJ’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	MYJ
	Shares	Amounts
Six Months Ended January 31, 2022	—	$—
Year Ended July 31, 2021	33,688	453,828

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYC and MYJ (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYC	05/19/11	1,059	$105,900,000	06/01/41
MYJ	04/21/11	1,022	102,200,000	05/01/41
	06/11/18	778	77,800,000	05/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MYC	MYJ
Expiration date	07/02/22	07/02/22

34	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	Fitch Ratings, Inc. Short-Term Ratings	S&P Global Short-Term Ratings
MYC	Aa2	AA	F1+	A-1+
MYJ	Aa2	AA	N/A	N/A

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service, Inc., Fitch Ratings, Inc. and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 01/31/22
MYJ	06/21/12	06/17/22

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2022, the annualized dividend rate for the VRDP Shares were as follows:

	MYC	MYJ
Dividend rates	0.14%	0.80%

For the six months ended January 31, 2022, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
MYC	$73,637	$8,427
MYJ	721,430	15,206

11. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MYC	02/01/22	02/15/22	03/01/22	$0.046000
	03/01/22	03/15/22	04/01/22	0.046000
	03/18/22	04/07/22	05/02/22	0.061300	(a)
MYJ	02/01/22	02/15/22	03/01/22	0.062500
	03/01/22	03/15/22	04/01/22	0.062500
	03/18/22	04/07/22	05/02/22	0.062500	(a)

(a)	Net investment income special dividend.

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
MYC	VRDP	W-7	$20,106
MYJ	VRDP	W-7	125,310

(a)	Dividends declared for period February 1, 2022 to February 28, 2022.

36	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

On November 2, 2021, each of MYC and MYJ divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, each of MYC and MYJ amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

ADDITIONAL INFORMATION	37

Additional Information  (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider
The Toronto-Dominion Bank(a)
New York, NY 10019
Wells Fargo Bank, N.A.(b)
San Francisco, CA 94104

38	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Fund and Service Providers  (continued)

VRDP Remarketing Agent	Independent Registered Public Accounting Firm
TD Securities (USA) LLC(a)	Deloitte & Touche LLP
New York, NY 10019	Boston, MA 02116
Wells Fargo Securities, LLC(b)	Legal Counsel
Charlotte, NC 28202	Willkie Farr & Gallagher LLP
New York, NY 10019
VRDP Tender and Paying Agent
The Bank of New York Mellon	Address of the Funds
New York, NY 10286	100 Bellevue Parkway
Wilmington, DE 19809

(a)	For MYC.
(b)	For MYJ.

ADDITIONAL INFORMATION	39

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FNMA	Federal National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

ST	Special Tax

40	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY5-01/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield California Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Fund, Inc.

Date: March 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Fund, Inc.

Date: March 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield California Fund, Inc.

Date: March 23, 2022

4